General information about the company	12 Months Ended
Dec. 31, 2023
General information about the company
General information about the company
1.	General information about the company

argenx SE is a Dutch European public company with limited liability incorporated under the laws of the Netherlands. The company (COC 24435214) has its official seat in Rotterdam, the Netherlands, and its registered office is at Laarderhoogtweg 25, 1101 EB Amsterdam, the Netherlands. An overview of the company and its subsidiaries (the Company) are described in note 31.

argenx SE is a publicly traded company with ordinary shares listed on Euronext Brussels under the symbol “ARGX” since July 2014 and with American Depositary Shares listed on Nasdaq under the symbol “ARGX” since May 2017.